UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 31, 2014

MATTHEWS INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

                      Pennsylvania                                       0-9115                            25-0644320
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                                                                                          (State or other jurisdiction                     (Commission                     (IRS Employer
       of incorporation)                              File Number)                       Identification No.)

Two NorthShore Center, Pittsburgh, PA                       15212-5851
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:       (412) 442-8200
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):
☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 31, 2014, Matthews International Incorporation ("Matthews") was advised that the Federal Trade Commission had granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Waiting Period") in connection with the proposed merger of Schawk, Inc. with Moonlight Merger Sub Corp., a wholly-owned subsidiary of Matthews.  On April 1, 2014, Matthews issued a press release announcing the early termination of the HSR Waiting Period. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

Certain items in this Form 8-K (and exhibits hereto) (including statements with respect to the merger) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as "may," "will," "should," "potential," "intend," "expect," "seek," "anticipate," "estimate," "believe," "could," "would," "project," "predict," "continue," "plan" or other similar words or expressions. Such statements are based upon the current beliefs and expectations of Matthews' management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, risks relating to the merger with SGK, including in respect of the satisfaction of closing conditions to the merger; unanticipated difficulties and/or expenditures relating to the merger; the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the merger; litigation relating to the merger; the impact of the transaction on relationships with customers, employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from the merger; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances.

Additional Information and Where to Find It

In connection with the merger Matthews will file a registration statement on Form S-4 with the SEC that will include a proxy statement of SGK that also constitutes a prospectus of Matthews with respect to the shares of Matthews' common stock to be issued to SGK's stockholders in the merger. INVESTORS AND SECURITY HOLDERS OF SGK ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/ PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED BY MATTHEWS OR SGK WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus (when available) and other relevant documents filed or that will be filed by Matthews or SGK with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the registration statement, proxy statement/prospectus (when available) and other relevant documents filed by Matthews with the SEC may be obtained free of charge by going to Matthews' Investor Relations page on its corporate website at www.matw.com, by contacting Matthews' Investor Relations by mail at Matthews International Corporation, Two NorthShore Center, Pittsburgh, Pennsylvania 15212, Attn: Investor Relations Department, or by telephone (412) 442-8200. Copies of the registration statement, proxy statement/prospectus (when available) and other relevant documents filed by SGK with the SEC may be obtained free of charge by going to SGK’s Investor Relations page on its corporate website at www.sgkinc.com, by contacting SGK's Investor Relations by mail at Schawk, Inc., 1695 S. River Rd., Des Plaines, IL 60018, Attn: Investor Relations Department, or by telephone at (847) 827-9494.

No Offer or Solicitation

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Matthews and SGK, and their respective directors and executive officers may be considered participants in the solicitation of proxies from stockholders of SGK in connection with the proposed transaction. Information about the directors and executive officers of Matthews is set forth in Matthews' Proxy Statement for its 2014 Annual Meeting of Shareholders, which was filed with the SEC on January 21, 2014, and its Annual Report on Form 10-K for the fiscal year ended September 30, 2013, which was filed with the SEC on November 27, 2013. Information about the directors and executive officers of SGK is set forth in its proxy statement for its 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 12, 2013, and its Annual Report on Form 10-K for its year ended December 31, 2013, which was filed with the SEC on March 5, 2014. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 1, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2014                                 MATTHEWS INTERNATIONAL CORPORATION

                                           By:   /s/    Joseph C. Bartolacci
                                                Joseph C. Bartolacci
                                                President and Chief Executive Officer

 MATTHEWS INTERNATIONAL CORPORATION
 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated April 1, 2014